Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions
Transactions with Affiliates

SUBSERVICING AGREEMENT

Nationstar subservices the real estate loans of certain of our indirect subsidiaries. Investment funds managed by affiliates of Fortress indirectly own a majority interest in Nationstar. The subservicing fees paid to Nationstar were immaterial in 2017, 2016, and 2015.

INVESTMENT MANAGEMENT AGREEMENT

Logan Circle provides investment management services for our investments. Logan Circle was a wholly owned subsidiary of Fortress. On September 15, 2017, Fortress sold its interest in Logan Circle to MetLife, and Logan Circle is no longer an affiliate of Fortress. Costs and fees incurred for these investment management services were immaterial in 2017, 2016, and 2015.

SALE OF EQUITY INTEREST IN SPRINGCASTLE JOINT VENTURE

On March 31, 2016, we sold our 47% equity interest in the SpringCastle Joint Venture, which owns the SpringCastle Portfolio, to certain subsidiaries of NRZ and Blackstone. NRZ is managed by an affiliate of Fortress.

See Note 2 for more information regarding this transaction.
Related Party Transactions

AFFILIATE LENDING

Note Receivable from Parent

SFC’s note receivable from SFI is payable in full on May 31, 2022, and SFC may demand payment at any time prior to May 31, 2022; however, SFC does not anticipate the need for additional liquidity during 2018 and does not expect to demand payment from SFI in 2018. The note receivable from SFI totaled $391 million at December 31, 2017 and $285 million at December 31, 2016. The interest rate for the UPB is the lender’s cost of funds rate, which was 5.87% at December 31, 2017. Interest revenue on the note receivable from SFI totaled $23 million during 2017, $19 million during 2016, and $15 million during 2015, which we report in interest income on notes receivable from parent and affiliates.

INTERCOMPANY AGREEMENTS

Dividend of SFMC to SFI

On April 10, 2017, SFMC, a former subsidiary of SFC, was contributed to SFI in the form of a dividend. SFI then contributed SFMC and SGSC to OMH, SFMC merged into SGSC, which was renamed and is now OGSC. As a result of the dividend, the Company’s total shareholder equity and total assets were reduced by $38 million and $65 million, respectively, on the contribution date.

The contribution was the result of the continuing integration process, and part of a series of corporate consolidation transactions surrounding the OneMain Acquisition.

Agreements with OGSC

OGSC, as successor to SFMC and SGSC, is a party to the following three intercompany agreements:

Services Agreement. OGSC provides the following services to various affiliates under a service agreement: management and administrative services; financial, accounting, treasury, tax, and audit services; facilities support services; capital funding services; legal services; human resources services (including payroll); centralized collections and lending support services; insurance, risk management, and marketing services; and information technology services. The fees payable to OGSC are equal to 100% of the allocated cost of providing the services. We believe these allocations are reasonable among the entities receiving the services. In addition to the services noted above, OGSC assumed the services provided by SFMC, which primarily consist of providing operating staff and field management for our branches. During 2017, 2016, and 2015, we recorded $460 million, $243 million, and $224 million, respectively, of service fee expenses, which are included in other operating expenses.

License Agreement. As a result of the merger of SFMC and SGSC noted above, the license agreement, whereby SFMC leased its information technology systems and software and other related equipment to SGSC, was terminated. The monthly license fee payable by SGSC for its use of the information technology systems and software was 100% of the actual costs incurred by SFMC plus a 7.00% margin. The fee payable by SGSC for its use of the related equipment was 100% of the actual costs incurred by SFMC. Amounts recorded by us under this license agreement totaled $1 million in 2017 and $6 million in 2016 and 2015, respectively, and are included as a contra expense to other operating expenses.

Building Lease Agreement. In contemplation of the merger of SFMC and SGSC noted above, the building lease agreement whereby SFMC leased six of its buildings to SGSC for an annual rental amount of $4 million, plus additional rental amounts to cover other charges, was terminated effective April 5, 2017. As a result, SFMC’s rent charged to SGSC was $1 million during 2017 and $4 million during 2016 and 2015, respectively, which is included as a contra expense to other operating expenses.

Agreements with OCLI

Loan Referral Fees. OCLI provides personal loan application processing and credit underwriting services on behalf of SFC for personal loan applications that are submitted online. SFC is charged a fee of $35 for each underwritten approved application processed, as well as any other fees agreed to by the parties. During 2017 and 2016, these fees were $56 million and $17 million, respectively. Certain costs incurred by OCLI to provide these services are included in deferred origination costs.
Loan Purchase and Sale Agreements. From time to time, OCLI enters into loan purchase and sale agreements with certain subsidiaries of SFC pursuant to which OCLI sells certain personal loans and continues to service the loans.

During the fourth quarter of 2017, OCLI entered into loan purchase and sale agreements with certain subsidiaries of SFC pursuant to which OCLI sold certain personal loans with an aggregate UPB at the time of sale of $2 million for an aggregate purchase price of $2 million. OCLI does not service these loans.

During the third quarter of 2017, OCLI entered into loan purchase and sale agreements with certain subsidiaries of SFC pursuant to which OCLI sold certain personal loans with an aggregate UPB at the time of sale of $4 million for an aggregate purchase price of $4 million. OCLI does not service these loans.

During the second quarter of 2016, OCLI had sold personal loans with an aggregate UPB at the time of sale of $89 million for an aggregate purchase price of $89 million. OCLI continues to service these loans. During 2017 and 2016, SFC recorded $2 million and $3 million, respectively, of service fee expenses for these personal loans.

See Note 10 and Note 16 regarding receivables and payables from affiliates and parent.

Capital Contribution to SFC

During 2015, Independence received a capital contribution of $1.1 billion from OMH in connection with the OneMain Acquisition. In conjunction with the retrospective inclusion of Independence in the financial results of the Company as described in Footnote 2 above, we have reflected this capital contribution as a contribution to the Company.

During 2016, SFC received a capital contribution of $10 million from SFI to satisfy an interest payment required by the Junior Subordinated Debenture.